UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2024

KEYSTAR CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-56290	85-0738656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

78 SW 7th Street, Suite 500 Miami, FL	33130
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (866) 783-9435

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously disclosed by KeyStar Corp., a Nevada corporation (the “Company”), in a Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on July 24, 2023, the Company commenced a private offering of up to $10.0 million of its Common Stock, par value $0.0001 per share (the “Shares”), at a purchase price of $1.00 per share (the “Offering”). The Company determined not to sell any securities in the Offering and instead entered into a convertible promissory note and a demand note with certain other investors, as previously disclosed in Current Reports on Form 8-K filed with the SEC on August 29, 2023 and September 19, 2023.

In connection with the Offering, the Company furnished investors with a Private Placement Memorandum, subject to confidentiality obligations, containing certain information about the Offering and the Company. A copy of the Private Placement Memorandum is attached hereto as Exhibit 99.1 and incorporated by reference herein.

In addition to the Private Placement Memorandum, in connection with the Offering the Company also provided prospective investors with certain information about the Company, subject to confidentiality obligations. A copy of such information is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act except as expressly set forth by specific reference in such a filing. The filing of this Current Report on Form 8-K shall not been deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by reason of Regulation FD.

This Current Report on Form 8-K does not constitute an offer to sell nor a solicitation of an offer to buy any Shares. The Offering and Shares were not required to be and were not registered under the Securities Act in reliance on the exemptions provided by Regulation D (SEC Rule 506(c)) thereunder.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1+	Private Placement Memorandum, dated July 24, 2023.
99.2	Information Provided to Investors in Private Offering.
EX-104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Certain appendices to this exhibit are omitted in accordance with Item 601(A)(5) of Regulation S-K. The Company will furnish supplementally a copy of any omitted appendix to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSTAR CORP.

/s/ Bruce Cassidy
Date: January 5, 2024	Bruce Cassidy
Chief Executive Officer